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                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 12, 2003

HARTFORD SERIES FUND, INC.                             CLASS IA SHARES
                                                       CLASS IB SHARES


                             THIS SUPPLEMENT UPDATES

                HARTFORD HLS FUNDS PROSPECTUSES DATED MAY 1, 2003


HARTFORD MORTGAGE SECURITIES HLS FUND

Effective immediately, Russell M. Regenauer, a Vice President of Hartford Investment Management Company, has been added as a co-portfolio manager of the Hartford Mortgage Securities HLS Fund. Mr. Regenauer joined Hartford Investment Management in October 1993 and has been an investment professional involved in securities trading since 1985.

HARTFORD GROWTH AND INCOME HLS FUND (CHANGES EFFECTIVE NOVEMBER 3, 2003)

Hartford Growth and Income HLS Fund's name has been changed to Hartford Disciplined Equity HLS Fund. In connection with this name change, the fund has added an express provision that it will invest at least 80% of its assets in equity securities.